UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)              June 30, 2006

BIO SOLUTIONS MANUFACTURING, INC.

(Exact name of registrant as specified in its charter)

New York	001-32044	16-1576984
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1161 James Street, Hattiesburg, MS	39401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (601) 582-4000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Form 8-K/A amends the Current Report on Form 8-K dated May 5, 2006 filed with the Securities and Exchange Commission on July 17, 2006 to include the requirements of Item 9.01(a) Financial Statements of Business Acquired, Item 9.01(b) Pro Form Financial Information and to correct certain items contained in our original filing.

Section 1 - Registrant’s Business and Operations

Item 1.01      Entry into a Material Definitive Agreement.

See Item 2.01.

Section 2 - Financial Information

Item 2.01      Completion of Acquisition or Disposition of Assets.

On June 30, 2006, we completed our acquisition of 100% of the outstanding equity interest of Bio Extraction Services, Inc. (“BESI”) from Bio Solutions Franchise Corp. (“BSFC”). We issued 10,000,000 shares of our common stock, par value $0.0001 per share to BSFC as consideration for the transaction. This issuance was exempt under Section 4(2) of the Securities Act of 1933, as amended. This transaction was completed pursuant to a Stock Purchase Agreement dated June 2, 2006 and originally disclosed in our Quarterly Report on Form 10-QSB for the period ended April 30, 2006.

Section 3 - Securities and Trading Markets

Item 3.02      Unregistered Sales of Equity Securities.

See Item 2.01 above.

Section 9 - Financial Statements and Exhibits

Item 9.01      Financial Statements and Exhibits.

This report amends the current report filed by the registrant on July 17, 2006.

(a)    Financial Statements of Businesses Acquired.

The following financial statements are presented below:

The audited financial statements of Bio Extraction Services, Inc. as of April 30, 2006 and for the period from inception through April 30, 2006

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BIO EXTRACTION SERVICES, INC.

(a Development Stage Company )

FINANCIAL STATEMENTS

FOR THE PERIOD DECEMBER 7, 2005 THROUGH APRIL 30, 2006

TABLE OF CONTENTS

Page
Independent Auditors’ Report	F-1
Balance Sheet	F-2
Statement of Operations	F-3
Statement of Cash Flows	F-4
Notes to Financial Statements	F-5 - F-7

BAUM & COMPANY, P.A.
Certified Public Accountants
1515 University Drive, Suite 226
Coral Springs, Florida 33071

INDEPENDENT AUDITORS’ REPORT

The Board of Directors
Bio-Extraction Services, Inc.
Hattiesburg, Mississippi

We have audited the accompanying balance sheet of Bio-Extraction Services, Inc. (a Development Stage Company) as of April 30, 2006 and the related statement of operations cash flows for the period December 7, 2005 (Inception) through April 30, 2006. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements presents fairly, in all material respects, the financial position of as of April 30, 2006 and the statement of operations and cash flows for the period December 7, 2005 ( Inception ) through April 30, 2006 in conformity with accounting principles generally accepted in the United States of America.

/s/ Baum & Company, P.A.

Coral Springs, Florida
August 31, 2006

BIO-EXTRACTION SERVICES, INC.
(A DEVELOPMENT STAGE COMPANY)
BALANCE SHEET
APRIL 30, 2006

ASSETS
Property and Equipment (net of accumulated depreciation of $ 1,300)	$11,700

Other Assets
Goodwill	40,000
Provisional Patent	100,000

Total Other Assets	140,000

Total Assets	$151,700

LIABILITIES AND STOCKHOLDER’S EQUITY (DEFICIT)

Current Liabilities
Accounts Payable	$36,521
Total Current Liabilities	36,521

Other Liabilities	- 0 -
Total Liabilities	$36,521

Stockholder’s Equity

Common Stock, par value $ .001, 2000 shares authorized, issued and outstanding	2
Additional Paid In Capital	152,998
Accumulated Deficit during development stage	(37,821)

Total Stockholder’s Equity	115,179
Total Liabilities and Stockholder’s Equity	$151,700

See Accountants’ Report and Accompanying Notes to Financial Statements

BIO-EXTRACTION SERVICES, INC.
(A DEVELOPMENT STAGE COMPANY)
STATEMENT OF OPERATIONS
FOR THE PERIOD DECEMBER 7, 2005 (INCEPTION) THROUGH APRIL 30, 2006

Revenues	$	- 0 -

Operating Expenses		37,821

Net Loss from Operations before Provision for Income Taxes		(37,821)

Provision for Income Taxes		- 0 -

Net Loss	$	(37,821)

Accumulated Deficit - beginning		- 0 -

Accumulated Deficit - ending	$	(37,821)

See Accountants’ Report and Accompanying Notes to Financial Statements

BIO-EXTRACTION SERVICES, INC.
(A DEVELOPMENT STAGE COMPANY)
STATEMENT OF CASH FLOWS
FOR THE PERIOD DECEMBER 7, 2005 (INCEPTION) THROUGH APRIL 30, 2006

Cash Flows from Operating Activities:

Net Loss	$	(37,821)
Adjustments to Reconcile Net Loss to Net Cash Used in
Operating Activities:
Depreciation		1,300
Changes in Assets and Liabilities
Increase in Accounts Payable		36,521

Net Cash Used in Operating Activities		( - 0 -)

Net Change in Cash		- 0 -

Cash at Beginning of Period		- 0 -

Cash at End of Period	$	- 0 -

Interest Paid	$	- 0 -
Taxes Paid	$	- 0 -

Supplemental Disclosures:

In December 2005, the Company’s parent company Bio Solutions Franchise Corp. transferred bio-extraction assets valued at $ 153,000 to capitalize the Company.

See Accountants’ Report and Notes to Financial Statement

BIO-EXTRACTION SERVICES, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 2006

NOTE 1      SIGNIFICANT ACCOUNTING POLICIES

Organization and Operations

The Company was organized under the laws of the State of New York on December 7, 2005. The Company is engaged in the sales and marketing of bio-extraction equipment and services. The Company is a wholly-owned subsidiary of Bio Solutions Franchise Corp. (a Florida Corporation). On June 30, 2006, the Company pursuant to a stock purchase agreement was acquired from its corporate parent by Bio-Solutions Manufacturing Corp.) a related party.

The company is currently in its development stage and is primarily engaged in the development and marketing of bio-extraction technology.

Basis of Accounting & Revenue Recognition

The Company’s policy is to prepare its financial statements using the accrual basis of accounting in accordance with generally accepted accounting principles. The yearend of the Company will be October 31. The Company’s financial statements are presented as an unconsolidated company apart from its corporate parent Bio Solutions Franchise Corp.

Revenue is derived upon execution of a formal contract and the providing of services and equipment billed in accordance with the provisions of such agreement. At this there is no revenue.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Income Taxes
In accordance with FASB 109, deferred income taxes and benefits are provided for the Results of operations of the Company. As of the date of the financial statements the Company has incurred substantial losses. Due to the uncertainty of future profitable operations, a valuation allowance of 100% will be reflected as an offset against the tax benefits attributed to this loss. This potential tax benefit may be carried forward up to fifteen years.

BIO-EXTRACTION SERVICES, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 2006

NOTE 1      SIGNIFICANT ACCOUNTING POLICIES - continued

Goodwill and Intangible Assets

The Company’s goodwill and intangible assets result from its acquisition of the assets acquired on December 8, 2005. In connection with this acquisition, the Company has not obtained an appraisal of the assets acquired, but rather has based its value on the estimated fair value of the company’s common stock issued and stock of a affiliated company (publicly-held ) and cash. In accordance with FASB 142, the value of the acquisition has been allocated between goodwill and intangible assets. The value assigned to goodwill will be reviewed annually for impairment and the value assigned to intangible assets which consists primarily of a provisional patent on a bio-extraction process and related business contacts and literature and will be amortized over a period of five years when revenues are generated.

Fixed Assets

Equipment and other fixed assets acquired are depreciated over their useful lives over a life of five years on the straight line basis.

Stock Based Compensation

The Company, will continue to value its stock based compensation in accordance with APB 25, whereby the fair value of the services rendered or common stock, whichever yields the most accurate value.

NOTE 2         EMPLOYMENT AGREEMENTS

The Company has entered into a compensation agreement for administrative and marketing services for the company with the former owner of the bio-extraction assets acquired. This individual will assume the position of corporate president of the company and will receive compensation at a base rate of $ 90,000 per annum. There is also a sliding scale of cash and stock incentives based on the net tax profits of the company. The term of this agreement is for three years commencing December 8, 2005.

The Company has entered into a compensation agreement for services. This individual will assume the position of corporate controller of the company and will receive compensation at a base rate of $ 60,000 per annum. There is also a sliding scale of cash and stock incentives based on the net profits of company. The term of this agreement is for three years commencing December 8, 2005.

BIO-EXTRACTION SERVICES, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 2006

NOTE 3         PROPERTY AND EQUIPMENT

The Company has assigned a value of $ 13,000 to various tangible property received from the acquisition of the bio extraction assets, see Note 4. For the period, depreciation expense amounted to $ 1,300.

NOTE 4         ACQUISITION OF BIO-EXTRACTION ASSETS

Pursuant to an asset purchase agreement dated December 8, 2005, the parent Company Bio Solutions Franchise Corp. acquired various assets involving the “bio extraction industry consisting of a provisional patented technology and a minimal amount of tangible property. The purchase price consisted of $ 75,000 cash, 100,000 shares of common stock of Bio Solutions Franchise Corp. (a Florida Corporation) and 200,000 shares of common stock of Bio Solutions Manufacturing Corp (a Publicly-Held Company). In addition, 100,000 shares of the Bio Solutions Franchise Corporation’s common stock will be issued to the seller upon sale of 100 units of the bio extraction process. In December 2005, the Company incorporated Bio Extraction Services, Inc. to operate this new enterprise as a wholly-owned subsidiary. In June 2006, Bio Extraction Services, Inc. pursuant to a stock purchase agreement, was acquired by Bio Solution Manufacturing, Inc. (a New York corporation) a publicly-held company for 10,000,000 shares of its common stock.

NOTE 5         VALUATION OF BIO-EXTRACTION ASSETS

The valuation of the bio-extraction assets are based on the consideration of $ 75,000 cash paid and an estimate of the fair value of the common stock issued to the seller. The value used for the 200,000 shares of common stock of Bio Solutions Manufacturing Corp. was an average trading price of $0.29 and for the common stock of Bio Solutions Franchise Corp. (a private company) an estimated price of $0.20.

Management has allocated the fair market values of the assets acquired as follows:

Goodwill	$40,000
Provisional Patent	100,000
Property and Equipment	13,000
$153,000

The valuation of the bio extraction assets have not been subject to an independent appraisal, but based on estimates of fair market value of non-monetary assets paid as consideration.

(b)    Pro Forma Financial Information.

The following pro forma financial statements are presented below:

The unaudited consolidated pro forma financial statements of Bio Solutions Manufacturing, Inc. and Bio Extraction Services, Inc. as of April 30, 2006 and for the period from inception through April 30, 2006

Bio Solutions Manufacturing Inc.
Pro Forma Consolidated Balance Sheet (Unaudited)
April 30, 2006

	Consolidated April 30, 2006	Bio Extraction		Pro Forma Adjustments	Pro Forma
		(a)
ASSETS

CURRENT ASSETS:
Cash	$638	$-		$-	$638
Accounts Receivable - Affiliated party	124,302				124,302
Inventory	23,129				23,129

Total Current Assets	148,069	-		-	148,069

Property & Equipment, Net	271,965	11,700			283,665
Goodwill	-	40,000			40,000
Provisional Patent	-	100,000			100,000
Product Formulation, Net	-				-
Prepaid Expense	3,556				3,556
Security Deposit	3,000				3,000
Investment	-	-	(b)	153,000	-
			(c)	(153,000)

Total Assets	$426,590	$151,700		$-	$578,290

LIABILITIES & STOCKHOLDERS' EQUITY (DEFICIENCY)

CURRENT LIABILITIES:
Accounts Payable & Accruals	$348,049	$36,521		$-	$384,570
Loan Payable - Related Party	930,974				930,974

Total Current Liabilities	1,279,023	36,521		-	1,315,544

Total Liabilities	1,279,023	36,521		-	1,315,544

STOCKHOLDERS' EQUITY (DEFICIENCY):
Common Stock	20,510	2	(b)	10,000	30,510
			(c)	(2)
Additional Paid in Capital	2,624,078	152,998	(b)	143,000	2,767,078
			(c)	(152,998)
Prepaid Services Paid with Common Stock	(47,207)				(47,207)
Accumulated Deficit	(3,449,814)	(37,821)			(3,487,635)

Total Stockholders' Equity (Deficiency)	(852,433)	115,179		-	(737,254)

Total Liabilities & Stockholders' Equity (Deficiency)	$426,590	$151,700		$-	$578,290

See notes to proforma financials.

Bio Solutions Manufacturing Inc.
Pro Forma Consolidated Statement of Operations (Unaudited)
Period Ended April 30, 2006

	Consolidated Six Months Ended April 30, 2006	Bio Extraction Inception to April 30, 2006	Pro Forma Adjustments	Pro Forma
		(a)
Revenues	$92,041	$-	$-	$92,041

Cost of Goods Sold	60,736	-	-	60,736

Gross Profit	31,305	-	-	31,305

Operating Expenses	928,381	37,821	-	966,202

Total Operating Expenses	928,381	37,821	-	966,202

Net Loss before Other Income (Expenses) &
Provision for Income Taxes	(897,076)	(37,821)	-	(934,897)

Loss on Sale of Debt Instrument	(298,073)	-	-	(298,073)
Interest Expense	(21,159)	-	-	(21,159)

Total Other Income (Expense)	(319,232)	-	-	(319,232)

Provision for Income Taxes	-	-	-	-
Net Loss	$(1,216,308)	$(37,821)	$-	$(1,254,129)

Net Loss per Share	$(0.07)			$(0.04)

Weighted Average Number of Shares - Basic & Diluted	17,890,960			27,890,960

See notes to proforma financials.

Bio Solutions Manufacturing Inc.
Notes to Pro Forma Financial Statements (Unaudited)

On June 30, 2006, the Company acquired 100% of the outstanding shares of Bio Extraction Services, Inc., a company engaged in bio-fuel technology, from Bio Solutions Franchise Corp. (an affiliated entity and the Company's sole customer) for 10 million shares of the Company's common stock. The Company acquired certain intangibles amounting to $140,000, nominal amount of other assets and assumed certain payables amounting to $66,000. The transaction has been accounted for as a purchase acquisition under common control. The issuance of the 10,000,000 shares of common stock was recorded based on the net acquired net assets at the historical cost basis. The transaction was considered to be common control as the majority shareholders of Bio Solutions Franchise Corp. also collectively are the largest shareholder of the Company. In addition, Bio Solutions Franchise Corp. is the sole customer of the Company's products.

The pro forma balance sheet of Bio Solutions Manufacturing, Inc. presents our balance sheet as it would have appeared if the stock purchase agreement dated June 2, 2006 by and between Bio Solutions Manufacturing, Inc., Bio Extraction Services, Inc. and Bio Solutions Franchise Corp. (the “Agreement”) had closed on April 30, 2006.

Pro-forma adjustments are as follows:

(a).
To add on the balance sheet and statement of operations of Bio Extraction Services, Inc. to the Bio Solutions Manufacturing, Inc. The additions include the property & equipment, net of depreciation, goodwill, and the net intangible. Bio Solutions Manufacturing, Inc. has also assumed the liabilities of Bio Extraction Services, Inc. The operations of Bio Extraction Services, Inc. have been added as if the transaction occurred on the first day of the reported period.

(b).
To account for the stock that was issued by Bio Solutions Manufacturing, Inc. to acquire Bio Extraction Services, Inc. Bio Solutions Manufacturing, Inc. issued ten million shares of common stock to Bio Solutions Franchise Corp. This transaction has been accounted for as a purchase acquisition under common control. The stock was recorded based on the net acquired net assets at the historical cost basis.

(c).	To eliminate the common stock and additional paid in capital of Bio Extraction Services, Inc. and the investment in Bio Extraction Services, Inc.

(c)    Exhibits.

Exhibit Number	Description
10.1	Stock Purchase Agreement dated as of June 2, 2006 by and between Bio Solutions Manufacturing, Inc. and Bio Solutions Franchise Corp.*

*Filed as an Exhibit to our Quarterly Report on Form 10-QSB for the period ended April 30, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIO SOLUTIONS MANUFACTURING, INC. (Registrant)

Date: October 20, 2006	By:	/s/ David S. Bennett
David S. Bennett, President

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